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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    July 16, 2003

Apartment Investment and Management Company
(Exact name of registrant as specified in its charter)

Maryland	1-13232	84-1259577
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4582 South Ulster StreetParkway, Suite 1100, Denver, CO		80237
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (303) 757-8101

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. OTHER EVENTS

        On July 16, 2003, Apartment Investment and Management Company (the "Company") entered into an agreement to sell 6,000,000 shares of its Class T Cumulative Preferred Stock, $.01 par value per share (the "Class T Preferred Stock"), in an underwritten public offering. The sale will be made pursuant to an Underwriting Agreement, dated July 16, 2003, by and among the Company, AIMCO Properties, L.P., and Wachovia Capital Markets, LLC, as Manager for the underwriters named therein, a copy of which is included as an exhibit to this report.

        The Class T Preferred Stock entitles the holders thereof to cumulative cash dividends payable quarterly in an amount per share equal to $0.50 per quarter, or $2.00 per year, equivalent to 8% of the $25 liquidation preference. On and after July 31, 2008, the Company may redeem the Class T Preferred Stock for cash.

        On July 18, 2003, the Company filed with the Securities and Exchange Commission (the "Commission") a Prospectus Supplement, dated July 16, 2003, relating to the offering of up to 6,000,000 shares of Class T Preferred Stock. The Prospectus Supplement relates to a registration statement (File No. 333-71452) on Form S-3 filed by the Company and AIMCO Properties, L.P. with the Commission for the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of $821,806,085 of securities of the Company and $500,000,000 of securities of AIMCO Properties, L.P. The registration statement was originally filed on October 12, 2001, and was amended by Amendment No. 1 thereto, filed on November 6, 2001.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)
Exhibits

        The following exhibits are filed with this report:

Exhibit Number	Description
1.1	Underwriting Agreement, dated July 16, 2003, by and among Apartment Investment and Management Company, AIMCO Properties L.P. and Wachovia Capital Markets, LLC, as Manager for the underwriters named therein.
4.1
Articles Supplementary relating to the Class T Cumulative Preferred Stock (Exhibit 3.3 to Apartment Investment and Management Company's registration statement on Form 8-A, filed on July 22, 2003, is incorporated by reference).
5.1	Opinion of Piper Rudnick LLP regarding the validity of the Class T Cumulative Preferred Stock.
23.1	Consent of Piper Rudnick LLP (included in Exhibit 5.1)

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
Date: July 21, 2003	By:	/s/ PAUL J. MCAULIFFE Paul J. McAuliffe Executive Vice President and Chief Financial Officer

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Exhibit Number	Description
1.1	Underwriting Agreement, dated July 16, 2003, by and among Apartment Investment and Management Company, AIMCO Properties L.P. and Wachovia Capital Markets, LLC, as Manager for the underwriters named therein.
4.1
Articles Supplementary relating to the Class T Cumulative Preferred Stock (Exhibit 3.3 to Apartment Investment and Management Company's registration statement on Form 8-A, filed on July 22, 2003, is incorporated by reference).
5.1	Opinion of Piper Rudnick LLP regarding the validity of the Class T Cumulative Preferred Stock.
23.1	Consent of Piper Rudnick LLP (included in Exhibit 5.1)

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  Item 5. OTHER EVENTS
  Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURE
EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K